For the nine months ended September 30, 2010,	date, with General American posting marginally bet-
the net asset value per Common Share	ter results than the averages. Recent economic
increased 4.8%, while the investment return to	reports, which reflect continuing modest growth, and
our stockholders increased by 3.9%. By comparison,	suggest that a double-dip recession is unlikely, may
our benchmark, the Standard & Poor’s 500 Stock	well have contributed to the rally.
Index (including income) increased 3.9%. For the
twelve months ended September 30, 2010, the return	While equity valuations do not appear to be exces-
on the net asset value per Common Share increased	sive, uncertainty and risk are present in abundance.
by 8.4%, and the return to our stockholders increased	Over time, the imperative to grow the economy more
by 4.0%; these compare with an increase of 10.2% for	rapidly, and thus reduce unemployment and stimulate
the S&P 500. During both periods, the discount at	housing, via extraordinarily low interest rates and
which our shares traded continued to fluctuate and on	deficit spending may be inconsistent with currency
September 30, 2010, it was 15.4%.	stability and constrained inflation.

As detailed in the accompanying financial statements	Our portfolio is structured to capture the greater
(unaudited), as of September 30, 2010, the net assets	growth anticipated in offshore markets and to afford
applicable to the Company’s Common Stock were	some protection against inflation and dollar weak-
$870,887,262 equal to $28.81 per Common Share.	ness, while returning cash to shareholders in the form
of dividends and buybacks.
The increase in net assets resulting from operations
for the nine months ended September 30, 2010 was	Information about the Company, including our
$35,100,739. During this period, the net realized	investment objectives, operating policies and
gain on investments sold was $5,496,558, and the	procedures, investment results, record of dividend
increase in net unrealized appreciation was	and distribution payments, financial reports and press
$34,018,225. Net investment income for the	releases, is on our website and has been updated
nine months was $4,069,938, and distributions to	through September 30, 2010. It can be accessed on
Preferred Stockholders amounted to $8,483,982.	the internet at www.generalamericaninvestors.com.

During the nine months, 1,192,429 shares of the	By Order of the Board of Directors,
Company’s Common Stock were repurchased for	GENERAL AMERICAN INVESTORS COMPANY, INC.
$28,643,454 at an average discount from net asset
value of 14.5%.	Spencer Davidson
Chairman of the Board
Owing to the best September in fifty years, equity	President and Chief Executive Officer
markets have edged into the black for the year-to-
October 13, 2010

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (2.7%)
325,000	United Technologies Corporation	(Cost $22,957,205)	$23,149,750
BUILDING AND REAL ESTATE (1.9%)
1,946,880	CEMEX, S.A. de C.V. ADR* (a)	(Cost $23,385,068)	16,548,480
COMMUNICATIONS AND INFORMATION SERVICES (6.2%)
960,000	Cisco Systems, Inc. (a)		21,024,000
78,000	Leap Wireless International, Inc. (a)		963,300
700,000	QUALCOMM Incorporated		31,592,750
		(Cost $41,318,834)	53,580,050
COMPUTER SOFTWARE AND SYSTEMS (7.9%)
1,290,000	Dell Inc. (a)		16,731,300
570,000	Microsoft Corporation		13,959,300
168,100	NetEase.com, Inc. (a)		6,629,864
55,000	Nintendo Co., Ltd.		13,735,185
450,000	Teradata Corporation (a)		17,352,000
		(Cost $72,782,465)	68,407,649
CONSUMER PRODUCTS AND SERVICES (12.4%)
350,000	Diageo plc ADR*		24,153,500
466,100	Hewitt Associates, Inc. Class A (a)		23,505,423
450,000	Nestle S.A.		24,115,338
300,000	PepsiCo, Inc.		19,932,000
550,000	Unilever N.V.		16,403,519
		(Cost $78,729,564)	108,109,780
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.9%)
949,000	Republic Services, Inc.		28,935,010
630,000	Waste Management, Inc.		22,516,200
		(Cost $38,960,134)	51,451,210
FINANCE AND INSURANCE (24.2%)
BANKING (4.0%)
500,000	Bond Street Holdings LLC (a) (b)		10,000,000
425,000	JPMorgan Chase & Co. (a)		16,175,500
110,000	M&T Bank Corporation		8,999,100
		(Cost $27,690,799)	35,174,600
INSURANCE (13.0%)
315,000	Arch Capital Group Ltd. (a)		26,397,000
250,000	Everest Re Group, Ltd.		21,617,500
700,000	Fidelity National Financial, Inc.		10,997,000
37,500	Forethought Financial Group, Inc. Class A with Warrants (a)(c)		7,500,000
280,000	MetLife, Inc.		10,766,000
265,000	PartnerRe Ltd.		21,247,700
83,000	Transatlantic Holdings, Inc.		4,218,060
200,000	The Travelers Companies, Inc.		10,420,000
		(Cost $56,850,449)	113,163,260
OTHER (7.2%)
325,000	American Express Company		13,659,750
110	Berkshire Hathaway Inc. Class A (a)		13,695,000
1,666,667	Epoch Holding Corporation		21,466,671
603,500	Nelnet, Inc.		13,808,080
		(Cost $29,554,593)	62,629,501
		(Cost $114,095,841)	210,967,361

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (6.7%)
382,100	Cephalon, Inc. (a)		$23,858,324
529,900	Cytokinetics, Incorporated (a)		1,398,936
564,500	Gilead Sciences, Inc. (a)		20,101,845
755,808	Pfizer Inc.		12,977,223
195,344	Poniard Pharmaceuticals, Inc. (a)		113,300
		(Cost $61,142,880)	58,449,628
MACHINERY AND EQUIPMENT (4.3%)
1,200,000	ABB Ltd. ADR*		25,344,000
1,000,000	The Manitowoc Company, Inc.		12,110,000
		(Cost $24,525,812)	37,454,000
METALS (1.9%)
264,200	Alpha Natural Resources, Inc. (a)		10,871,830
150,000	Nucor Corporation		5,730,000
		(Cost $20,312,019)	16,601,830
MISCELLANEOUS (5.2%)
	Other (d)	(Cost $42,508,572)	45,695,400
OIL AND NATURAL GAS (INCLUDING SERVICES) (11.6%)
296,478	Apache Corporation		28,983,689
130,062	Devon Energy Corporation		8,420,214
800,000	Halliburton Company		26,456,000
2,150,000	Weatherford International Ltd. (a)		36,765,000
		(Cost $66,813,403)	100,624,903
RETAIL TRADE (17.2%)
575,000	Costco Wholesale Corporation		37,081,750
400,000	J.C. Penney Company, Inc.		10,872,000
1,632,400	The TJX Companies, Inc.		72,854,012
550,000	Wal-Mart Stores, Inc.		29,436,000
		(Cost $61,504,566)	150,243,762
SEMICONDUCTORS (2.4%)
700,000	ASML Holding N.V.	(Cost $17,340,380)	20,811,000
TECHNOLOGY (3.5%)
750,000	International Game Technology		10,837,500
1,900,000	Xerox Corporation		19,665,000
		(Cost $34,368,474)	30,502,500
TRANSPORTATION (0.9%)
236,100	Alexander & Baldwin, Inc.	(Cost $11,005,032)	8,225,724
TOTAL COMMON STOCKS (114.9%)		(Cost $731,750,249)	1,000,823,027

Warrants	WARRANT
BANKING (0.2%)
175,000	JPMorgan Chase & Co.
	Expires 10/28/2018 (a)	(Cost $2,234,226)	2,042,250

Principal Amount	CORPORATE DEBT (e)
CONSUMER PRODUCTS AND SERVICES (1.2%)
$9,600,000	Smithfield Foods, Inc.
	7.75% due 5/15/2013	(Cost $8,058,690)	9,947,520
TECHNOLOGY (1.1%)
$10,000,000	VeriFone Holdings, Inc.
	1.375% due 6/15/2012	(Cost $6,856,450)	9,912,500
TOTAL CORPORATE DEBT (2.3%)		(Cost $14,915,140)	19,860,020

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
38,457,588	SSgA Prime Money Market Fund (4.4%)	(Cost $38,457,588)	$38,457,588
TOTAL INVESTMENTS (f) (121.8%)		(Cost $787,357,203)	1,061,182,885
Liabilities in excess of cash, receivables and other assets (0.0%)			(178,448)
PREFERRED STOCK (-21.8%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$870,887,262

* ADR - American Depository Receipt
(a) Non-income producing security.
(b) Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost and fair value is $20 per share, note 2. Fair value is based upon dated bid and transaction prices provided via the NASDAQ OMX Group, Inc. PORTAL Alliance trading and transfer system for pri-
vately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.
(c) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $7,500,000, unit cost and fair value is $200 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters.
(d) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(e) Level 2 fair value measurement, note 2. Fair value is based upon the most current bid price provided by independent dealers.
(f) At September 30, 2010: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $319,264,530, aggregate gross unrealized depreciation was $45,438,848, and net unrealized appreciation was
$273,825,682.

(see notes to financial statements)

	SHARES	SHARES
INCREASES	AMOUNT TRANSACTED	AMOUNT HELD
NEW POSITION
Unilever N.V.	550,000	550,000
ADDITIONS
Apache Corporation	1,000	296,478
Gilead Sciences, Inc.	20,000	564,500
JPMorgan Chase & Co.	50,000	425,000
JPMorgan Chase & Co., Warrants expiring 10/28/2018	20,000	175,000
The Manitowoc Company, Inc.	391,802	1,000,000 (b)
DECREASES
ELIMINATIONS
Heineken N.V.	300,000	—
Textron Inc.	215,000	—
REDUCTIONS
Everest Re Group, Ltd.	10,000	250,000
Fidelity National Financial, Inc.	50,000	700,000
M&T Bank Corporation	5,000	110,000
Nelnet, Inc.	14,000	603,500
PartnerRe Ltd.	10,000	265,000

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2010 is shown in the following table.
INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
Finance and Insurance
Banking	$29,925	$37,217	4.2%
Insurance	56,850	113,163	13.0
Other	29,555	62,629	7.2
	116,330	213,009	24.4
Retail Trade	61,505	150,244	17.2
Consumer Products and Services	86,788	118,057	13.6
Oil and Natural Gas (Including Services)	66,814	100,625	11.6
Computer Software and Systems	72,782	68,408	7.9
Health Care/Pharmaceuticals	61,143	58,450	6.7
Communications and Information Services	41,319	53,580	6.2
Environmental Control (Including Services)	38,960	51,451	5.9
Miscellaneous**	42,509	45,695	5.2
Technology	41,225	40,415	4.6
Machinery and Equipment	24,526	37,454	4.3
Aerospace/Defense	22,957	23,150	2.7
Semiconductors	17,340	20,811	2.4
Metals	20,312	16,602	1.9
Building and Real Estate	23,385	16,548	1.9
Transportation	11,005	8,226	0.9
	748,900	1,022,725	117.4
Short-Term Securities	38,457	38,457	4.4
Total Investments	$787,357	1,061,182	121.8
Other Assets and Liabilities - Net		(178)	(0.0)
Preferred Stock		(190,117)	(21.8)
Net Assets Applicable to Common Stock		$870,887	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $731,750,249)		$1,000,823,027
Warrant (cost $2,234,226)		2,042,250
Corporate debt (cost $14,915,140)		19,860,020
Money market fund (cost $38,457,588)		38,457,588
Total investments (cost $787,357,203)		1,061,182,885
RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$3,488,930
Dividends, interest and other receivables	1,480,036
Qualified pension plan asset, net excess funded (note 7)	3,907,647
Prepaid expenses and other assets	2,602,755	11,479,368
TOTAL ASSETS		1,072,662,253

LIABILITIES
Payable for securities purchased	1,336,093
Accrued preferred stock dividend not yet declared	219,958
Accrued supplemental pension plan liability (note 7)	3,429,172
Accrued supplemental thrift plan liability (note 7)	2,487,668
Accrued expenses and other liabilities	4,184,925

TOTAL LIABILITIES		11,657,816

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 30,232,786 shares (note 5)		$870,887,262
NET ASSET VALUE PER COMMON SHARE		$28.81

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 30,232,786 shares at par value (note 5)	$30,232,786
Additional paid-in capital (note 5)	568,202,126
Undistributed net investment income	5,496,558
Undistributed realized gain on investments	6,592,600
Accumulated other comprehensive income (note 7)	(4,758,553)
Unallocated distributions on Preferred Stock	(8,703,937)
Unrealized appreciation on investments	273,825,682

NET ASSETS APPLICABLE TO COMMON STOCK		$870,887,262

(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $580,183)	$11,175,204
Interest	2,321,061	$13,496,265
EXPENSES
Investment research	5,226,807
Administration and operations	2,093,936
Office space and general	1,257,398
Auditing and legal fees	239,000
Directors’ fees and expenses	202,625
Miscellaneous taxes	161,036
Stockholders’ meeting and reports	123,525
Transfer agent, custodian and registrar fees and expenses	122,000	9,426,327
NET INVESTMENT INCOME		4,069,938

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term, except for $1,688,654)	5,281,836
Written option transactions	214,722
	5,496,558
Net increase in unrealized appreciation on investments	34,018,225

NET GAIN ON INVESTMENTS		39,514,783
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,982)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$35,100,739

	Nine Months Ended	Year Ended
OPERATIONS	September 30, 2010	December 31, 2009
Net investment income	$4,069,938	$3,400,143
Net realized gain on investments	5,496,558	15,219,812
Net increase in unrealized appreciation	34,018,225	204,253,481
	43,584,721	222,873,436
Distributions to Preferred Stockholders:
From net investment income	—	(3,389,107)
From short-term capital gains	—	(1,654,369)
From long-term capital gains	—	(6,107,907)
Return of capital	—	(333,668)
Unallocated distributions	(8,483,982)	11,047
Decrease in net assets from Preferred distributions	(8,483,982)	(11,474,004)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,100,739	211,399,432
OTHER COMPREHENSIVE INCOME (Note 7)	106,605	1,911,451

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(3,248,669)
From short-term capital gains	—	(1,585,814)
From long-term capital gains	—	(5,854,806)
Return of capital	—	(319,841)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(11,009,130)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	6,430,088
Cost of Common Shares purchased	(28,643,454)	(19,553,159)
Benefit to Common Shareholders resulting from Preferred Shares purchased	—	546,889
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(28,643,454)	(12,576,182)
NET INCREASE IN NET ASSETS	6,563,890	189,725,571

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	864,323,372	674,597,801
END OF PERIOD (including undistributed net investment income of $5,496,558 and
$2,522,662, respectively)	$870,887,262	$864,323,372

(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2010 and for each year in the five-year period ended December 31, 2009. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.50	$21.09	$38.10	$40.54	$39.00	$35.49
Net investment income	.14	.11	.42	.31	.34	.19
Net gain (loss) on investments -
realized and unrealized	1.45	6.94	(16.15)	3.39	4.72	5.85
Other comprehensive income	—	.07	(.25)	.02	.03	—
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.11)	(.02)	(.04)	(.03)
Distributions from net short-term capital gains	—	(.05)	—	(.03)	(.01)	(.08)
Distributions from net long-term capital gains	—	(.19)	(.27)	(.36)	(.36)	(.30)
Distributions from return of capital	—	(.01)	—	—	—	—
Unallocated	(.28)	—	—	—	—	—
	(.28)	(.36)	(.38)	(.41)	(.41)	(.41)
Total from investment operations	1.31	6.76	(16.36)	3.31	4.68	5.63
Distributions on Common Stock:
Dividends from net investment income	—	(.10)	(.19)	(.33)	(.29)	(.15)
Distributions from net short-term capital gains	—	(.05)	—	(.38)	(.04)	(.44)
Distributions from net long-term capital gains	—	(.19)	(.46)	(5.04)	(2.81)	(1.53)
Distributions from return of capital	—	(.01)	—	—	—	—
	—	(.35)	(.65)	(5.75)	(3.14)	(2.12)
Net asset value, end of period	$28.81	$27.50	$21.09	$38.10	$40.54	$39.00
Per share market value, end of period	$24.38	$23.46	$17.40	$34.70	$37.12	$34.54
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	3.92%*	36.86%	(48.20)%	8.72%	16.78%	17.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$870,887	$864,232	$674,598	$1,202,923	$1,199,453	$1,132,942
Ratio of expenses to average net assets
applicable to Common Stock	1.50%**	1.93%	0.87%	1.11%	1.06%	1.25%
Ratio of net income to average net assets
applicable to Common Stock	0.65%**	0.46%	1.31%	0.78%	0.86%	0.51%
Portfolio turnover rate	12.06%*	24.95%	25.52%	31.91%	19.10%	20.41%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$199,617	$200,000	$200,000	$200,000
Asset coverage	558%	555%	438%	701%	700%	666%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.60	$24.53	$21.90	$21.99	$24.44	$24.07

*Not annualized
**Annualized

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded pri-
marily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securi-
ties to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain for-
eign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The differ-
ence between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-
sions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a real-
ized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the pro-
ceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the
Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for writ-
ten option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments repre-
sents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using proce-
dures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in secu-
rities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental super-
vision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distri-
butions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are record-
ed on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relat-
ing to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended September 30, 2010, the Company did not have any liabilities for any unrecognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or loss-
es pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2010:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$983,323,027	—	$17,500,000	$1,000,823,027
Warrant	2,042,250	—	—	2,042,250
Corporate debt	—	$19,860,020	—	19,860,020
Money market fund	38,457,588	—	—	38,457,588
Total	$1,023,822,865	$19,860,020	$17,500,000	$1,061,182,885

The aggregate value of Level 3 portfolio investments changed during the nine months ended September 30, 2010 as follows:

Level 3
Fair value at December 31, 2009	$16,850,000
Net change in unrealized appreciation on investments	650,000
Fair value at September 30, 2010	$17,500,000

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2010 amounted to $118,121,381 and $139,340,515, on long transactions, respectively.
4. WRITTEN OPTIONS - Transactions in written covered call and collateralized put options during the nine months ended September 30,
2010 were as follows:

	Covered Call		Collateralized Put
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2009	—	—	250	$46,223
Options written	1,655	$168,500	—	—
Options expired	(1,655)	(168,500)	(250)	(46,223)
Options outstanding, September 30, 2010	0	$0	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
30,232,786 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
September 30, 2010.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an under-
written offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation prefer-
ence of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 395,313
Preferred Shares have been repurchased at an aggregate cost of $9,276,538, an average cost per share of $23.47, through December 31,
2009; no Preferred Shares were repurchased during the nine months ended September 30, 2010. The average discount of $1.53 per
Preferred Share, $606,287 in the aggregate, was credited to additional paid-in capital of Common Stock.
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a cer-
tain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.
The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.
Holders of Preferred Stock elect two members of the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the
Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption can be outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.
Transactions in Common Stock during the nine months ended September 30, 2010 and the year ended December 31, 2009 were as follows:

	Shares		Amount
	2010	2009	2010	2009
Increase in par value of shares issued in payment of dividends and
distributions (includes 281,281 shares issued from treasury)	—	281,281	—	$281,281
Increase in paid-in capital			—	6,148,807
Total increase			—	6,430,088
Decrease in par value of shares purchased (average discount from
NAV of 14.5% and13.6%, respectively)	1,192,429	836,938	($1,192,429)	(836,938)
Decrease in paid-in capital			(27,451,025)	(18,716,221)
Total decrease			(28,643,454)	(19,553,159)
Net decrease			($28,643,454)	($13,123,071)

At September 30, 2010, the Company held in its treasury 1,748,086 shares of Common Stock with an aggregate cost in the amount of
$41,997,676.

6. OFFICERS’ COMPENSATION - The aggregate compensation paid and accrued by the Company pertaining to the nine months ended
September 30, 2010 to its officers (identified on back cover) amounted to $5,038,100.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a por-
tion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2010 were:

Service cost	$299,432
Interest cost	593,938
Expected return on plan assets	(851,444)
Amortization of prior service cost	34,507
Recognized net actuarial loss	151,815
Net periodic benefit cost	$228,248

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.
The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2010 was $219,823. The qualified thrift plan acquired
23,100 shares of the Company’s Common Stock during the nine months ended September 30, 2010 and held 539,786 shares of the
Company’s Common Stock at September 30, 2010.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $829,000 for the nine months ended September 30, 2010. Minimum rental commit-
ments under the operating lease are approximately $1,075,000 per annum in 2011 through 2012, $1,183,000 in 2013 through 2017, and
$99,000 in 2018.

9. LITIGATION - The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages of an amount that is immaterial to the Company are being negotiated at this time. No liabilities or expenses have been incurred by the Company to date.

Purchases of the Company’s Common Stock as set forth in Note 5 on page 10, may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.
The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2010 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.
In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.
On May 12, 2010, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance list-
ing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III
OFFICERS

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary
SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
INDEPENDENT AUDITORS	59 Maiden Lane
Ernst & Young LLP	New York, NY 10038
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company